Exhibit 10.5.3

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (the "Eighth Amendment") is made as of the 8th day of July, 2016, by and between **FORT LAUDERDALE CROWN CENTER, INC.**, a Florida corporation (hereinafter referred to as "Landlord") and **FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**, a Delaware corporation (hereinafter referred to as "Tenant").

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated on or about October, 1999 (the "Original Lease"), for approximately 13,502 rentable square feet (the "Original Premises") located on the second (2nd) floor in Suite 220 of that certain Building known as the "Crown Center" located at 1415 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "Original Building"); and

WHEREAS, the Original Lease was amended by (i) that certain Amendment Number One to Lease Agreement dated December 19, 1999 (the "First Amendment"), and (ii) that certain Second Amendment to Lease Agreement dated April 24, 2003 (the "Second Amendment"); and

WHEREAS, Landlord and Tenant entered into that certain Third Amendment to Lease dated April 28, 2004 (the "Third Amendment") to, inter alia, relocate the Original Premises to the premises containing approximately 9,716 rentable square feet located on the second floor in Suite 204 of the "Crown Center" building located at 1475 Cypress Creek Road, Fort Lauderdale, Florida 33309 (the "New Building"); and

WHEREAS, Landlord and Tenant entered into that certain Fourth Amendment to Lease Agreement dated February 10, 2006 (the "Fourth Amendment") which added 3,433 rentable square feet on the second floor of the Building to the Premises located in the New Building and depicted upon Exhibit "A" to the Fourth Amendment; and

WHEREAS, Landlord and Tenant entered into that certain Fifth Amendment to Lease Agreement dated August 1, 2009 (the "Fifth Amendment") to reduce the rentable square feet of the space at the Premises in the New Building by 3,433 square feet;

WHEREAS, Landlord and Tenant entered into that certain Sixth Amendment to Lease Agreement dated July 23, 2014 (the "Sixth Amendment") to extend the term;

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment to Lease Agreement dated August ___, 2015 (the "Seventh Amendment") to extend the term; and

WHEREAS, the Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, Sixth Amendment and the Seventh Amendment shall be collectively hereinafter be referred to as the "Lease"; and

WHEREAS, Landlord and Tenant desire to enter into this Eighth Amendment under the terms and provisions as set forth below.

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NOW, THEREFORE, for and in consideration of the foregoing premises, the promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. **Recitals.** The foregoing recitations are true and correct and are incorporated herein by reference.

2. **Conflict.** In the event of any conflict between the provisions of the Lease and the provisions of this Eighth Amendment, the provisions of this Eighth Amendment shall control. The initial capitalized terms used herein shall have the same meaning given such terms in the Lease, unless otherwise defined herein or unless the context otherwise indicates.

3. **Term.** The Lease Term is hereby extended from September 1, 2016, through August 31, 2017 (the "Third Extended Lease Term"). Tenant may elect to extend the Lease Term for up to an additional six (6) months (the "Fourth Extended Lease Term") beginning September 1, 2017, by delivering written notice to Landlord no later than June 30, 2017, specifying the specific number of additional months Tenant desires to further extend the Lease Term. Base Rent for the Fourth Extended Lease Term shall be the same as Base Rent for the last six months of the Third Extended Lease Term.

4. **Base Rent and Additional Rent**. Beginning September 1, 2016, Tenant shall pay Base Rent to Landlord, in the amount of $16.28 per rentable square foot per year ($84,379.24), or the sum of $7,031.60 per month, plus sales tax and Additional Rent, for the first six months of the Third Extended Lease Term. Beginning March 1, 2017, through the remainder of the Third Extended Lease Term (and Fourth Extended Lease Term, if timely elected by Tenant), Tenant shall pay Base Rent to Landlord, in the amount of $17.09 per rentable square foot per year ($88,598.20), or the sum of $7,383.18 per month, plus sales tax and Additional Rent. Additional Rent is currently $8.70 per rentable square foot per year ($45,092.10 per year, or $3,757.68 per month).

5. **Broker.** The parties represent and warrant to each other that they have not dealt with any real estate brokers, salesmen, or finders in connection with this Eighth Amendment. If a claim for commission in connection with this transaction is made by any broker, salesmen, or finder claiming to have dealt through on behalf of one of the parties hereto, such party shall indemnify, defend and hold the other party harmless from and against all liabilities, damages, claims, costs, fees and expenses (including reasonable attorney's fees and court costs at trial and all appellate levels) with respect to said claim for brokerage.

6. **Choice of Law.** This Eighth Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. This Eighth Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

7. **Ratification.** Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof and the parties hereby ratify and affirm all of the terms and conditions thereof.

8. **Acknowledgment of Non-Existence of Claims.** Both Landlord and Tenant acknowledge and agree that as of the day hereof there are no known existing defaults under the Lease, or no known events, which with the giving of notice or the passage of time or both, would constitute a default under the Lease as amended hereby. Both Landlord and Tenant further acknowledge and agree that there are no other claims by them against the other party arising from the relationship as Landlord and Tenant, pursuant to the Lease, as amended.

9. **Counterparts.** This Eighth Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

10. **Authority.** Each party warrants and represents that it has the authority to enter into this Eighth Amendment without the joinder of any other party; that the person executing this Eighth Amendment of its behalf is authorized to do so; and that this Eighth Amendment is valid, binding and enforceable against such party, subject to applicable bankruptcy, insolvency, moratorium, receivership, assignment for the benefit of creditors or other similar state or federal laws affecting the rights and remedies of creditors generally (including, without limitation, fraudulent conveyance or transfer laws).

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

AK

IN WITNESS WHEREOF, the undersigned have executed this Eighth Amendment as of the date first above written.

"LANDLORD"

WITNESS:

[signature]
Print Name: Lynn-Ann Dema

[signature]
Print Name: Y.C. Mercado

FORT LAUDERDALE CROWN CENTER, INC., a Florida corporation

By: [signature]
Print Name: JAMES E. GOLDSTEIN
Title: PRESIDENT

"TENANT"

WITNESS:

[signature]
Print Name: MARY LOU BUCKLEY

[signature]
Print Name: INTAFA. KHAN

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By: [signature]
Print Name: Gordon Hutchins, Jr.
Title: President & COO

4821-2616-9396, v. 2